UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [     ]

Check the appropriate box:

[    ]    Preliminary Proxy Statement

[    ]    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[    ]    Definitive Proxy Statement

[X ]    Definitive Additional Materials

[    ]    Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
MORGAN STANLEY INSTITUTIONAL FUND TRUST

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]    No fee required.

[    ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:____________

2)	Aggregate number of securities to which transaction applies:____________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________

4)	Proposed maximum aggregate value of transaction:____________

5)	Total fee paid:______________________

[    ]    Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:______________________

2)	Form, Schedule or Registration Statement No.:______________________

3)	Filing Party:______________________

4)	Date Filed:______________________

                                                     1221 Avenue of the Americas
                                                        New York, New York 10020

[MORGAN STANLEY LOGO OMITTED]

                                IMPORTANT NOTICE

August 1, 2006

The Special Meetings of Shareholders (the "Meetings") of Morgan Stanley
Institutional Fund, Inc. ("MSIF"), Morgan Stanley Institutional Fund Trust
("MSIFT") and Morgan Stanley Institutional Liquidity Funds ("MSILF") held on
August 1, 2006 have been adjourned, in whole or in part, to August 23, 2006 (the
"Adjourned Meetings") in order to solicit additional votes in connection with the proposals outlined below. The Adjourned Meetings will be held on August 23,
2006 at the offices of Morgan Stanley Investment Management, 1221 Avenue of the
Americas, 5th Floor, New York, New York.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND OR
TRUST DOES MAKE A DIFFERENCE.

The purpose of the Adjourned Meetings is to seek shareholder approval on the following proposals:

     o   Election of Trustees/Directors of your Fund/Trust (MSIF and MSILF only)

     o   To modify certain fundamental investment restrictions of the portfolios of your Fund/Trust (certain portfolios of MSIF and MSIFT only)

     o   To consider and act upon any other business as may properly come before the Adjourned Meeting or any further adjournment thereof (all)

After careful consideration, the Board of Trustees/Directors of your Fund/Trust has unanimously recommended that shareholders approve each proposal.

Please join many of your fellow shareholders and cast your vote. To cast your vote, simply complete the enclosed proxy card and return it in the postage paid envelope provided. As a matter of convenience, you may cast your vote via internet or by telephone. Instructions for casting your vote via the internet or telephone are printed on the enclosed proxy ballot. Additionally, the required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the internet or telephone, there is no need to mail the card.

We appreciate your careful and prompt consideration of this matter.